                                                                       EXHIBIT B

                    Cleco Corporation Organizational Chart
 Ownership interests of the respective members are 100% unless noted otherwise


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
                         --------------------
                          Cleco Corporation
                         --------------------
                                  |
____________________________________________________________________________________________________________________
|                        |                               |                           |                             |
|                        |                               |                           |                             |
|                        |                               |                           |                             |
---------------   ----------------                --------------              -----------------             ---------------------
Cleco Power LLC   Cleco Midstream                  Cleco Support              CLE Resources Inc.            Cleco Innovations LLC
---------------    Resources LLC                     Group LLC                -----------------             ---------------------
                  ----------------                --------------                                                     |
                         |                                                                                 _________________________
                         |                                                                                 |                       |
                         |                                                                                 |                       |
                         |                                                                          --------------   ----- ---------
                         |                                                                          Cleco ConnexUs       Utility
                         |                                                                               LLC           Construction
                         |                                                                                             & Technology
                         |                                                                                             Solutions LLC
________________________________________________________________________________________________________
|                    |             |              |             |              |            |          |
|                    |             |              |             |              |            |          |
|                    |             |              |             |              |            |          |

------------   ------------    ----------    ------------  -------------  -----------   -----------  -----------
Acadia Power  Cleco Business       Cleco        Cleco         Cleco          Cleco         Cleco     Perryville
Holdings LLC  Development LLC   Columbian LLC  Energy LLC  Evangeline LLC  Generation   Marketing &    Energy
------------   -------------   -------------  -----------  -------------  Services LLC  Trading LLC  Holdings LLC
     |                                             |                      ------------  -----------   ----------
     |                                             |                                                      |
 50%                                          -------------                                         50%   |
--------------                                   Sabine                                             -------------
 Acadia Power                                    Texican                                              Perryville
 Partners LLC                                  Pipeline Co.                                             Energy
--------------                                -------------                                          Partners LLC
                                                   |                                                 -------------
     _________________________________________________________________________________________
     |                     |              |              |                  |                |
     |                     |              |              |                  |                |
     |                     |              |              |            50%   |                |
  ------------------  ------------  -------------   ------------     ---------------   --------------
  CLE Instrastate        Desoto       Four Square    Four Square          Hudson            Panda
  Pipeline Co., Inc.  Pipeline Co.,  Gas Co., Inc.   Production          SVD, LLC        Exploration,
  ------------------      Inc.       ------------      LLC           ---------------         Inc
                      -------------                 ------------            |           --------------
                                                                       93%  |
                                                                     ----------------
                                                                        Providence
                                                                       Partners LLC
                                                                     ----------------
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